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CUSIP No. 60443P103                                               Page 16 of 16
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                                                                      EXHIBIT 1
                                                                      ---------


                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

         Date:    April 12, 2007


                                  AISLING CAPITAL II, LP

                                  By:     Aisling Capital Partners, LP
                                          General Partner

                                  By:     Aisling Capital Partners LLC
                                          Managing Member

                                          By:  /s/ Dennis Purcell
                                               ---------------------------------
                                               Name:  Dennis Purcell
                                               Title: Managing Member and Senior
                                                      Managing Director

                                  AISLING CAPITAL PARTNERS, LP

                                  By:     Aisling Capital Partners LLC
                                          Managing Member

                                          By:  /s/ Dennis Purcell
                                               ---------------------------------
                                               Name:  Dennis Purcell
                                               Title: Managing Member and Senior
                                                      Managing Director

                                  AISLING CAPITAL PARTNERS LLC

                                  By: /s/ Dennis Purcell
                                      ------------------------------------------
                                      Name:  Dennis Purcell
                                      Title: Managing Member and Senior
                                             Managing Director

                                  /s/ Steve Elms
                                  ----------------------------------------------
                                  Steve Elms

                                  /s/ Dennis Purcell
                                  ----------------------------------------------
                                  Dennis Purcell

                                  /s/ Andrew Schiff
                                  ----------------------------------------------
                                  Andrew Schiff